Rule 497(e)

File Nos. 333-72042 & 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042	HV-5795	PremierSolutions Standard (Series A)
333-151805	HV-6776	Premier InnovationsSM

Supplement dated January 12, 2022 to your Prospectus

FUND REORGANIZATION

BMO Mid-Cap Value Fund

On August 11, 2021, the Board of Directors of BMO Funds, Inc. approved an Agreement and Plan of Reorganization (the “Reorganization”) for the reorganization of BMO Mid-Cap Value Fund (the “Merging Fund”) into Columbia Select Mid Cap Value Fund (the “Acquiring Fund”). At a special meeting held on January 7, 2022, shareholders approved the Reorganization which is expected to occur on or about January 21, 2022 (“Closing Date”).

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will transfer into the Acquiring Fund Sub-Account. If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be re-allocated automatically to the Acquiring Fund Sub-Account. Effective as of the Closing Date, if you were enrolled in any Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will automatically be replaced by the Acquiring Fund Sub-Account.

Effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR

FUTURE REFERENCE.